UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
November 2, 2011
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6435
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On November 4, 2011, the Torch Energy Royalty Trust (the “Trust”) issued a press release announcing that the Trust had entered into a non-binding letter of interest on November 2, 2011 with respect to the sale of the Trust’s net profits interests attributable to underlying working interests in certain fields that produce from the Cotton Valley and Austin Chalk formations in Texas and the Chalkley field in Louisiana. The closing of any transaction is subject to due diligence, the negotiation and execution of mutually acceptable definitive agreements and the satisfaction of any conditions to closing set forth in those agreements. There can be no assurance that these discussions will lead to a transaction, or that the terms set forth in any definitive agreements will be consistent with the current expectations of the parties.
On November 3, 2011, the Trust notified Robinson’s Bend Production II, LLC that it was the successful bidder in the public auction of the sale of the Trust’s net profits interests attributable to underlying working interests in certain fields that produce from the Robinson’s Bend formations in the Black Warrior Basin in Alabama. The transaction is subject to the negotiation and execution of mutually acceptable definitive agreements.
Each of the transactions described above are anticipated to close before December 31, 2011.
The press release is included herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.
This information is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Trust’s business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Trust believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Trust may not realize its expectations and its beliefs may not prove correct. These and other risks, uncertainties and assumptions are detailed in the “Risk Factors” section and elsewhere in the documents filed by the Trust with the Securities and Exchange Commission. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Trust undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated November 4, 2011 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

By: Wilmington Trust Company, not in its
individual capacity but solely as Trustee for
the Trust

Date: November 4, 2011	By:	/s/ Bruce L. Bisson Bruce L. Bisson,
Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Torch Energy Royalty Trust Press Release dated November 4, 2011 (furnished not filed).